Discontinued Operations	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS
In 2012, the UTC Board of Directors approved plans for the divestiture of a number of non-core businesses, which were completed with the sale of Pratt & Whitney Rocketdyne (Rocketdyne) on June 14, 2013, as discussed below. Cash generated from these divestitures was used to repay debt incurred to finance the Goodrich acquisition.
On June 14, 2013, we completed the sale of substantially all operations of Rocketdyne to GenCorp Inc. for $411 million. The sale generated a pre-tax loss of approximately $7 million ($3 million after tax), which has been included in discontinued operations in the accompanying Consolidated Statement of Operations.
On February 12, 2013, we completed the disposition of UTC Power to ClearEdge Power. The disposition resulted in payments by UTC totaling $48 million, which included capitalization of the business prior to the sale and interim funding of operations as the buyer took control of a loss generating business. We have no continuing involvement with the UTC Power business post disposition.
On December 13, 2012, we completed the sale of the legacy Hamilton Sundstrand Industrial businesses to BC Partners and the Carlyle Group for $3.4 billion. The sale generated a pre-tax gain of approximately $2.1 billion ($0.9 billion after tax) which has been included in discontinued operations in the accompanying Consolidated Statement of Operations. The high effective tax rate is primarily attributable to non-deductible goodwill.
On August 7, 2012, we completed the disposition of Clipper Windpower (Clipper) to a private equity acquirer. The disposition resulted in payments totaling approximately $367 million which included capitalization of the business prior to sale, transaction fees, and funding of operations as the acquirer took control of a business with significant net liabilities. These payments are largely reflected in Net cash provided by (used in) investing activities within the discontinued operations section of the Consolidated Statement of Cash Flows. We have no continuing involvement with the Clipper business following disposition.
The legacy Hamilton Sundstrand Industrial businesses, as well as Clipper, Rocketdyne and UTC Power all met the "held-for-sale" criteria in 2012. The results of operations, including the net realized gains and losses on disposition, and the related cash flows which resulted from these non-core businesses, have been reclassified to Discontinued Operations in our Consolidated Statements of Operations and Cash Flows.
The following summarized financial information for our discontinued operations businesses has been segregated from continuing operations and reported as Discontinued Operations:

(dollars in millions)	2013	2012
Discontinued Operations:
Net sales	$309	$2,075
Income (loss) from operations	$63	$(998)
Income tax expense	(32)	(65)
Income (loss) from operations, net of income taxes	31	(1,063)
(Loss) gain on disposal	(33)	2,030
Income tax benefit (expense)	37	(677)
Net income from discontinued operations	$35	$290

Income (loss) from operations of discontinued operations for 2012 includes pre-tax impairment charges of approximately $1.2 billion. There were no impairment charges for 2013. These amounts were previously included in (loss) gain on disposal of discontinued operations and have been reclassified for consistency of presentation.